ATTACHMENT I

November 23, 1998


Dear Investment Professional:

Undoubtedly, you are aware of the pending changes at SoGen. In these two pages, and in the four-page Q & A included, we have explained the important aspects of the proposed reorganization and summarized what it means for your clients.

Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser to The SoGen Funds, has entered into an agreement to be acquired by Liberty Financial Companies, Inc. ("Liberty"). Liberty's other operating companies include Colonial Management Associates, Inc., Stein Roe & Farnham, Incorporated, Newport Pacific Management, Inc. and the Keyport Life Insurance Company.

Under the proposed agreement, each of the SoGen International, Overseas and Gold Funds will be reorganized into a series of Colonial Trust II, a new open-end investment company. The Funds' investment objectives will be substantially the same and the senior management team has indicated its intention to remain in place for the long term. The SoGen Money Fund will be merged into the Colonial Money Market Fund.

A proxy statement and ballot card will be sent to shareholders of record as of October 30, 1998. This mailing is projected for the week of November 23, 1998. Shareholders who do not vote within a reasonable period may receive a follow-up telephone call from our proxy solicitor, Shareholder Communications Corp. (SCC). We appreciate the sensitive nature of your clients' investments. Please be assured that this information will be treated with the utmost confidence and used only for this proxy election. A Special Meeting of International, Overseas and Gold Fund Shareholders is scheduled for December 18, 1998 and a Money Fund Shareholders' Meeting is scheduled for December 30, 1998. Both meetings will be held at the offices of SGAM Corp., 1221 Avenue of the Americas, 8th Floor, New York, New York 10020.

If the reorganization is approved:

- The renamed SGAM Corp. will continue to serve as the investment adviser to the Funds under new investment management agreements.

- The Funds' investment objectives will not change as a result of the sale.

- There will be no change in the number of shares held by shareholders and they will not incur any of the costs of the reorganization or the proxy election.

- As a result of the reorganization, each Fund will adopt a new 12b-1 distribution plan under which the Class A shares of that Fund could be assessed a fee of up to 0.35% of average net assets per year for distribution-related activities. That fee will remain at its current rate of 0.25% for at least the first two years.

- The fees paid by the Funds for investment advisory services under the current contract will remain the same after the reorganization. Liberty and SGAM Corp. have agreed to limit their fees so that the total operating expenses of each new fund will not exceed the current expenses during the first two years after the agreements become effective.

- International, Overseas and Gold Fund shareholders will be able to exchange their shares, without initial or deferred sales charges, for any of the other 38 open-end funds that are part of the Colonial Management family of mutual funds.

- If approved by the Fund's shareholders, all shares of the SoGen Money Fund will be exchanged for an equal dollar amount of Colonial Money Market Fund shares, an open-end investment company.

As the window for this proxy election is narrow, we would sincerely appreciate your assistance. Please encourage your clients to submit their votes promptly. For further information, please call (800) 334-2143. Thank you.

SHAREHOLDERS CAN VOTE BY ANY OF THE FOLLOWING METHODS:

      By completing and mailing their
      proxy card(s): Postage-paid envelope provided.
      By telephone:  (800) 690-6903
      By fax:   (800) 733-1885
      Over the Internet:  http://www.proxyvote.com

IMPORTANT DATES:

      Record Date:                      October 30, 1998
      Proxy materials mailed:           Week of November 23, 1998
      Equity Shareholders' Meeting:     December 18, 1998
      Money Fund Shareholders' Meeting: December 30, 1998

IMPORTANT NEWS
SOGEN FUNDS, INC.
SOGEN INTERNATIONAL FUND
SOGEN OVERSEAS FUND
SOGEN GOLD FUND

      While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting SoGen International Fund, SoGen Overseas Fund, and SoGen Gold Fund (each a "Fund" and collectively, the "Funds") which require a shareholder vote.

QUESTIONS AND ANSWERS

Q.    WHAT IS HAPPENING?

A. Societe Generale Asset Management, S.A., ("SGAM S.A."), the parent company of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for SoGen Funds, Inc. (the "Company"), and its president, a director and minority shareholder of SGAM Corp., Jean-Marie Eveillard, have entered into a stock purchase agreement (the "Purchase Agreement") with
Liberty Financial Companies, Inc. ("Liberty") dated as of August 13, 1998 providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). The Purchase Agreement anticipates that each Fund will be reorganized into a newly-created series of Colonial Trust II (the "Colonial Trust") that has the same investment objective as, and substantially similar policies to, the corresponding Fund (the "Reorganization"). The Colonial Trust is an open-end investment company consisting of six separate investment portfolios for which Colonial Management Associates, Inc. ("Colonial Management"), an indirect subsidiary of Liberty, serves as the Administrator. If the Reorganization is approved, and the Acquisition takes place, SGAM Corp., under a new name, would continue to serve as the investment adviser to your Fund.


Q.    WHAT AM I BEING ASKED TO APPROVE?

A. As explained in the attached proxy materials, you are being asked to approve an Agreement and Plan of Reorganization (the "Plan") for each Fund in which you are a shareholder. By approving the Plan, you would also be approving the following related actions.

First, as a result of the Acquisition and the contemplated Reorganization, each Fund would be required to enter into a new investment management agreement with SGAM Corp. This action is necessary because, as a result of the Acquisition, there will be a change in control of SGAM Corp. The federal Investment Company Act of 1940 (the "1940 Act"), which governs the activities of mutual funds, requires shareholder approval of a management agreement whenever there is a change in control of a fund's investment adviser. In addition, in case the Reorganization is approved by shareholders, but does not occur until after the Acquisition takes place, an Interim Management Agreement, substantially identical to the current advisory agreement, would also be approved as part of the Reorganization.

Second, the Reorganization would also result in the adoption of a new plan of distribution pursuant to Rule 12b-1 of the 1940 Act ("Rule 12b-1 Plan") for the Class A shareholders of each Fund.

Third,  as a result of the  Reorganization,  you would  also be voting in favor of the conversion of your Fund from operating as part of a corporation organized under the laws of Maryland (a "Maryland corporation") to operating as part of a business trust organized under the laws of Massachusetts (a "Massachusetts business trust"). Under this arrangement, the Colonial Trust's current Board of Trustees would oversee the Funds, instead of the Company's Board of Directors, as is presently the case.


Q.    HOW WILL LIBERTY'S ACQUISITION OF SGAM CORP. AFFECT ME AS A FUND
SHAREHOLDER?

A. Your Fund's investment objective and investment program would not change as a result of the Acquisition or the Reorganization. You will still own the same number of shares in the reorganized Fund. The terms of the new investment management agreement will be substantially similar in all material respects as those in the current investment management agreement, except with respect to administrative services, which will be provided under a separate administration agreement described in the enclosed Proxy Statement. You would continue to receive investment advisory services from SGAM Corp.

Q. WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED BY A FUND'S SHAREHOLDERS?

A. If shareholder approval of a Fund's Reorganization is not obtained, Liberty may, at its option, elect either to (i) terminate the Purchase Agreement and not purchase all of the outstanding shares of SGAM Corp., in which case the existing investment management agreement and distribution plan for that Fund would remain in effect and the current directors of the Company would continue to serve until further notice, or (ii) complete the purchase of all of the outstanding shares of SGAM Corp. and seek exemptive relief from the Securities and Exchange Commission in order to permit SGAM Corp. to continue to serve as that Fund's investment adviser under a new investment management agreement, the terms of which would be substantially the same as the terms of the current investment management agreement (except as discussed more fully in the enclosed Proxy Statement), for a period of time while that Fund continues to solicit proxies. In either case, or if the Reorganization is not approved by the shareholders, the Company's Board of Directors will take such action with respect to the future management of each Fund as it deems to be in the best interests of that Fund and its shareholders.

Q.    WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, the fees paid by your Fund for investment advisory services under the current contract will remain the same after the Reorganization. However, as discussed below, after the Reorganization, each reorganized Fund will enter into an administration agreement with Colonial Management under which that Fund will pay a separate fee (which will be waived for a period of at least two years after the Reorganization) for administrative services.


Q.    WILL I INCUR ANY ADDITIONAL FEES OR EXPENSES AS A RESULT OF THE
ACQUISITION?

A. As a result of the Reorganization, each Fund will adopt a Rule 12b-1 Plan under which the Class A shares of that Fund could be assessed a fee of up to 0.35% (although that fee would be voluntarily reduced to 0.25% for at least two years) of average net assets per year for distribution-related activities. If the voluntary reduction is reduced or eliminated, the maximum fee that could be paid under this plan would reflect an increase of up to 0.10% over the maximum amount that can be paid under the current Class A Rule 12b-1 Plan of the Funds. Class I shares of SoGen International Fund and
SoGen Overseas Fund will continue to not be subject to any fees related to a Rule 12b-1 Plan.

In addition, each reorganized Fund will enter into an administration agreement with Colonial Management that will cover services that were previously provided under its investment management agreement with SGAM Corp., and each Fund will be responsible for providing a separate fee to Colonial Management under that agreement (although that fee would be voluntarily waived for a period of at least two years following the Reorganization). See Exhibit C to the enclosed Proxy Statement for further information regarding fees and expenses for each Fund.

Liberty and SGAM Corp. have agreed to waive certain management, administration, transfer agency, and other fees so that the total operating expenses of your Fund will not exceed the current total operating expenses of the Fund during the first two years after the new investment management agreements become effective.

Q.    HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors, on behalf of each Fund, including a majority of those directors who are not affiliated with the Funds or SGAM Corp., recommends that you vote in favor of the proposal on the enclosed proxy card.

Q. WHOM DO I CALL FOR MORE INFORMATION ABOUT THE ACQUISITION AND THE PROPOSED REORGANIZATION?

A.    Please call (800) 334-2143.

ABOUT THE PROXY CARD

      Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have. If you have accounts with more than one Fund in your name at the same address, you will receive separate proxy cards for each account. Please vote all issues shown on each proxy card that you receive. In addition to voting by returning your proxy card in the enclosed envelope, you may also submit your vote by telephone, facsimile, or over the Internet (www.proxyvote.com).

                 THANK YOU FOR SUBMITTING YOUR VOTE PROMPTLY.

                                 ATTACHMENT II

                    INTERNAL USE ONLY- NOT FOR DISTRIBUTION
   ------------------------------------------------------------------------

The following series of Questions and Answers ("Qs'&As'") was prepared to assist you in responding to inquiries on the upcoming Proxy on the reorganization of SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund, and SoGen Money Fund (the "Funds"), each a series of SoGen Funds, Inc. (the "Company"). In addition to this information, you should familiarize yourself with the entire Proxy package so that you are better prepared to respond to all inquiries. We expect that we will receive a large number of inquiries both from shareholders and investment specialists, especially regarding the tenure of Jean-Marie Eveillard and the associate portfolio managers. Please impress upon callers that Jean-Marie is not leaving the Funds and has signed on as Portfolio Manager for at least another four years.

The package is structured as follows:

      Background Information
      Questions & Answers taken directly from the Proxy mailing - questions 1-8 Questions & Answers relating to shareholders - questions 9-21

While we have attempted to separate the questions into appropriate sections there will be overlaps so please read the entire package. On certain questions we have provided an abbreviated answer, in italics, followed by a longer and more detailed explanation. This may be sufficient to answer the inquiry, but be prepared with the longer explanation if necessary.

Additional questions and answers will be incorporated into this document over the next few weeks so make sure you have the latest version. Please bring any questions that you cannot answer to the attention of your supervisor so that we can determine if it should be included in this package.

Background Information:

On August 13, 1998, Societe Generale Asset Management S.A., the parent company of Societe Generale Asset Management Corp. ("SGAM Corp.") the investment adviser to the Funds, and Jean-Marie Eveillard, the Portfolio Manager and part owner of SGAM Corp., entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty"), in which Liberty agreed to purchase all of the outstanding shares of SGAM Corp. In the Proxy Statement, the shareholders of each Fund are being asked to approve the reorganization of their Fund by voting on an Agreement and Plan of Reorganization (the "Plan of Reorganization"). The approval of the Plan of Reorganization is a condition to Liberty's obligation under the Purchase Agreement to purchase the outstanding shares of SGAM Corp.

Liberty is a publicly traded (NYSE: L), diversified asset management organization. It currently manages more than $54 billion of assets and its operating companies include The Colonial Group, Inc., Stein Roe & Farnham Inc., Keyport Life Insurance Company, and Liberty Asset Management Company, among others.

In approving the Plan of Reorganization, the Proxy statement addresses the following related issues:

1. Each Fund will be required to enter into a new investment management agreement with SGAM Corp.
      --This is necessary since there will be a change in control of SGAM Corp.

2. Adoption of a new 12b-1 Plan for the Class A shares in the applicable SoGen Funds.
      -- Currently the 12b-1 fees are 0.25% and will increase to 0.35% following the reorganization to the Colonial Trust. However, Liberty has agreed to waive this increase for 2 years.

3. Changing the status of the Company from a Maryland Corporation to a Massachusetts Business Trust.
      -- Currently SoGen's Board of Director's oversees the Funds; this will allow Colonial's Board of Trustees to oversee the Funds.

SoGen Funds, Inc., currently consists of the following four portfolios:
           - SoGen International Fund
           - SoGen Overseas Fund
           - SoGen Gold Fund
           - SoGen Money Fund

The proposal is to have the first three portfolios each become a separate 'series' in the series of portfolios under Colonial Trust II and to reorganize SoGen Money Fund into the existing Colonial Money Market Fund, a current portfolio of Colonial Trust II.

Current structure:             Proposed structure:

SoGen Funds, Inc.              Colonial Trust II
-------------------           -------------------
SoGen International Fund       SoGen International Fund
SoGen Overseas Fund            SoGen Overseas Fund
SoGen Gold Fund                SoGen Gold Fund
SoGen Money Market Fund        ---------------------------------
                               Colonial Money Market Fund

1. WHAT IS HAPPENING?

  The Investment Advisor to the SoGen Funds is in contract to be purchased by Liberty Financial Companies, Inc. In addition to this purchase, there is a plan to have the SoGen International, SoGen Overseas and SoGen Gold Funds reorganized and become part of the Colonial family of funds. The SoGen Money Fund would be merged into the Colonial Money Market Fund.

                  --------------------------------------------

  Societe General Asset Management, S.A., ("SGAM S.A."), the parent company of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for SoGen Funds, Inc. (the "Company"), and its president, a director and minority shareholder of SGAM Corp., Jean-Marie Eveillard, have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty") dated as of August 13, 1998 providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition").

  The Purchase Agreement anticipates that each Fund will be reorganized into a newly-created series of Colonial Trust II (the "Colonial Trust") that has the same investment objective as, and substantially similar policies to, the corresponding Fund (the "Reorganization").

  The Colonial Trust is an open-end investment company consisting of six separate investment portfolios for which Colonial Management Associates, Inc. ("Colonial Management"), an indirect subsidiary of Liberty, serves as the Administrator. If the Reorganization is approved, and the Acquisition takes place, SGAM Corp., under a new name, would continue to serve as the investment adviser to your Fund.

2. WHAT AM I BEING ASKED TO APPROVE?

  The Plan of Reorganization - in which the SoGen International, SoGen Overseas and SoGen Gold Funds become part of the Colonial family of funds and the SoGen Money Fund is merged into the Colonial Money Market Fund.

  Implicit in the 'Plan of Reorganization' are the following items

  --  adoption of a new Distribution or 12b-1 Plan for the Class A shares and

  --- The conversion of SoGen Funds Inc. from a Maryland Corporation to a Massachusetts Business Trust, under which the Colonial Board of Trustees would oversee the Funds

     Neither of these items appear as separate items on the proxy ballot.

                    --------------------------------------

   As explained in the proxy materials, you are being asked to approve an Agreement and Plan of Reorganization (the "Plan") for each Fund in which you are a shareholder. By approving the Plan, you would also be approving the following related actions.

   First, as a result of the Acquisition and the contemplated Reorganization, each Fund would be required to enter into a new investment management agreement with SGAM Corp. This action is necessary because, as a result of the Acquisition, there will be a change in control of SGAM Corp. The federal Investment Company Act of 1940 (the "1940 Act"), which governs the activities of mutual funds, requires shareholder approval of a management agreement whenever there is a change in control of a fund's investment adviser. In addition, in case the Reorganization is approved by shareholders, but does not occur until after the Acquisition takes place, an Interim Management Agreement, substantially identical to the current advisory agreement, would also be approved as part of the Reorganization.

   Second, the Reorganization would also result in the adoption of a new plan of distribution pursuant to Rule 12b-1 of the 1940 Act ("Rule 12b-1 Plan") for the Class A shareholders of each Fund.

   Third, as a result of the Reorganization, you would also be voting in favor of the conversion of your Fund from operating as part of a corporation organized under the laws of Maryland (a "Maryland corporation") to operating as part of a business trust organized under the laws of Massachusetts (a "Massachusetts business trust"). Under this arrangement, the Colonial Trust's current Board of Trustees would oversee the Funds, instead of the Company's Board of Directors, as is presently the case.

3. HOW WILL LIBERTY'S ACQUISITION OF SGAM CORP. AFFECT ME AS A FUND
   SHAREHOLDER?
   --  The investment objective and investment program would not change

   --  you will still own the same number of shares in the reorganized Fund

                   --------------------------------------------

   Your Fund's investment objective and investment program would not change as a result of the Acquisition or the Reorganization. You will still own the same number of shares in the reorganized Fund. The terms of the new investment management agreement will be substantially similar in all material respects as those in the current investment management agreement, except with respect to administrative services, which will be provided under a separate administration agreement described in the enclosed Proxy Statement. You would continue to receive the same level of investment advisory services that you have received from SGAM Corp. in the past.

4. WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED BY A FUND'S SHAREHOLDERS?

   Liberty may:
         -      terminate the Purchase Agreement
         - complete the purchase of SGAM Corp. and request that the SEC allow SGAM Corp. to continue as Investment Advisor until the required votes are obtained to approve the reorganization
                      -------------------------------------
   If shareholder approval of a Fund's Reorganization is not obtained, Liberty may, at its option, elect either to (i) terminate the Purchase Agreement and not purchase all of the outstanding shares of SGAM Corp., in which case the existing investment management agreement and distribution plan for that Fund would remain in effect and the current directors of the Company would continue to serve until further notice, or (ii) complete the purchase of all of the outstanding shares of SGAM Corp. and seek exemptive relief from the Securities and Exchange Commission in order to permit SGAM Corp. to continue to serve as that Fund's investment adviser under a new investment management agreement, the terms of which would be substantially the same as the terms of the current investment management agreement (except as discussed more fully in the enclosed Proxy Statement), for a period of time while that Fund continues to solicit proxies. In either case, or if the Reorganization is not approved by the shareholders, the Company's Board of Directors will take such action with respect to the future management of each Fund as it deems to be in the best interests of that Fund and its shareholders.

5. WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

   Yes, the fees paid by your Fund for investment advisory services under the current contract will remain the same after the Reorganization for a period of at least two years.

                     ----------------------------------------

   Yes, the fees paid by your Fund for investment advisory services under the current contract will remain the same after the Reorganization. However, as discussed below, after the Reorganization, each reorganized Fund will enter into an administration agreement with Colonial Management under which that Fund will pay a separate fee (which will be waived for a period of at least two years after the Reorganization) for administrative services.

6. WILL I INCUR ANY ADDITIONAL FEES OR EXPENSES AS A RESULT OF THE
   ACQUISITION?

   Each Fund will adopt a Rule 12b-1 Plan under which the Class A shares of that Fund could be assessed a fee of up to 0.35% (although that fee would be voluntarily reduced to 0.25% for at least two years)

   Class I shares of SoGen International and SoGen Overseas Fund are not subject to any fees related to a 12b-1 Plan.

   It has been agreed that for two years following the Reorganization the total operating expenses will not exceed the current total operating expenses.

                       ---------------------------------

   As a result of the Reorganization, each Fund will adopt a Rule 12b-1 Plan under which the Class A shares of that Fund could be assessed a fee of up to 0.35% (although that fee would be voluntarily reduced to 0.25% for at least two years) of average net assets per year for distribution-related activities. If the voluntary reduction is reduced or eliminated, the maximum fee that could be paid under this plan would reflect an increase of up to 0.10% over the maximum amount that can be paid under the current Class A Rule 12b-1 Plan of the Funds. Class I shares' of the SoGen International Fund and SoGen Overseas Fund will continue to not be subject to any fees related to a Rule 12b-1 Plan.

   In addition, each reorganized Fund will enter into an administration agreement with Colonial Management that will cover services that were previously provided under its investment management agreement with SGAM Corp., and each Fund will be responsible for providing a separate fee to Colonial Management under that agreement (although that fee would be voluntarily waived for a period of at least two years following the Reorganization). See Exhibit C to the enclosed Proxy Statement for further information regarding fees and expenses for each Fund.

   Liberty and SGAM Corp. have agreed to waive certain management, administration, transfer agency, and other fees so that the total operating expenses of your Fund will not exceed the current total operating expenses of the Fund during the first two years after the new investment management agreements become effective.

7. HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

   After careful consideration, the Board of Directors, on behalf of each Fund, including a majority of those directors who are not affiliated with the Funds or SGAM Corp. recommends that you vote in favor of the proposal on the enclosed proxy card.

8. WHOM DO I CALL FOR MORE INFORMATION ABOUT THE ACQUISITION AND THE PROPOSED REORGANIZATION?

      Please call:    800-794-6889 (This is the SCC information line)

9. ABOUT THE PROXY CARD

  Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote all issues shown on each proxy card that you receive. In addition to voting by returning your proxy card in the enclosed envelope, you may also submit your vote by telephone, facsimile, or over the Internet at www.proxyvote.com.

                              Shareholder Section

10. WILL "SOGEN" REMAIN AS PART OF THE FUNDS NAME?

   We expect that "SoGen" will remain as part of the name of the newly incorporated funds in the short term but will be replaced within a year. At this time we do not know what the new name will be.

11. IS THIS A TAXABLE EVENT?

   No. The Reorganization is a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

   The price per share of the reorganized Fund will equal that of the particular SoGen Fund immediately prior to the reorganization.

12.    WILL THIS AFFECT THE EXPENSES OF THE FUND?

   We do not anticipate any change in the expenses of the Funds for the next two years.

   As stated in the proxy, the new 12B-1 Distribution Plan allows for 0.35% fee but the current rate of 0.25% will remain in effect for the next two years.

13.    HOW MANY PROPOSALS ARE CONTAINED IN THE PROXY?

   The proxy ballot contains one (1) item for consideration the:

                    "Agreement and Plan of Reorganization"

   You are asked to vote on this one issue.

14.   HOW DO I VOTE MY SHARES?

   There are four ways in which an individual can vote their proxy:

          1.    Return the ballot in the enclosed prepaid envelope
          2.    Vote through the Internet at www.proxyvote.com
          3.    Vote by phone, by calling the vote line: (800) 690-6903
          4.    By Faxing your completed card to:  (800) 733-1885

   You will need your authorized control number, which is printed on the card, in order to vote by phone or Internet.

15.  WHEN WILL THE MEETING TAKE PLACE?
    The meeting for the shareholders of the SoGen International, SoGen Gold and SoGen Overseas Funds, is scheduled for Friday December 18, 1998 at 3:00 PM.

    The meeting for the shareholders of the SoGen Money Fund is scheduled for Wednesday December 30, 1998 at 3:00 p.m.

    Both meetings will take place at the offices of the Company:

        1221 Avenue of the Americas,  8th Floor,
         New York, New York 10020

16.  HOW DO I VOTE IF I OWN SHARES IN MORE THAN ONE ACCOUNT?

    A separate ballot card, reflecting the number of shares held, will be issued for each account. You are requested to vote and return each card.

17.  WHEN CAN I GET A PROSPECTUS ON THE NEW FUNDS?

    We do not have any information on the availability of a prospectus at this time.

18.  WHO WILL PAY FOR THE COST OF THE PROXY?

    Liberty Financial Companies, Inc. will pay for the cost of the proxy.

19. WHAT WILL HAPPEN TO THE SHARES IN MY ACCOUNT?
    - You will retain the same number of shares that you currently have
    - they will be converted into the new Colonial Fund at the appropriate time
    - you will receive notification of what is happening but at this time we do not know when that notification will take place

20.  IN THE PROXY YOU STATE THAT THE FUNDS WILL BE ORGANIZED AS A
MASSACHUSETTS TRUST AND NOT AS CURRENTLY, A CORPORATION.  WHAT IS THE
DIFFERENCE?

    Under the Trust, a trustee serves their term until the next meeting of the shareholders called for the purpose of electing trustees. Under the Company's by-laws the director holds office until his successor is elected or he terminates his term.

    The voting rights of the shareholders are substantially the same for both entities.

    With Maryland Corporations, the personal liability of individual shareholders is limited by statute. Under certain circumstance, the shareholders of a Massachusetts Trust may be liable as partners for the obligations of the trust. However, the Colonial Trust's charter expressly disclaims the liability of its shareholders and provides protection for any shareholder held personally liable for the obligations of the Trust.

    A more detailed discussion of the differences appears on page 10 of the Proxy.

21.  WILL I RETAIN THE SAME ACCOUNT NUMBER?

    No. Because your account is moving onto a different processing system your account number will change. You will be informed of the new account number prior to the transfer of shares taking place.

22.  WILL THE LOAD STRUCTURE REMAIN THE SAME?

    No. The Colonial Trust offers Class A, B, C and Z shares. The front end load structure of the Colonial Class A shares is up to 5.75% of the offering price, while the current load of the SoGen class A is up to 3.75% of the offering price.

    Please see page 7 of the proxy for more details.

                                Important Dates

 Record Date:                  October 30, 1998
 Proxy materials mailed:       The week of November 23, 1998
 Shareholders' Meeting:        December 18, 1998
 Money Fund Meeting:           December 30, 1998


                           Important Phone Numbers


Proxy Voting Line                   800-690-6903

Shareholder Communications          800-794-6889
Corp (SCC) Proxy Information Line

Liberty Funds Services Line         800-345-6611